UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2022 (November 1, 2022)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 3rd Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01.    Entry into a Material Definitive Agreement

On November 1, 2022, Synchronoss Technologies, Inc. (the “Company”) entered into an agreement (the “Amendment”) with Verizon Sourcing LLC, on behalf of itself and for the benefit of their Affiliates (as defined therein) (individually and collectively, “Verizon”) to amend the terms of Statement of Work No. 1, as amended (“SOW No. 1”) under the existing Application Service Provider Agreement dated April 1, 2013 between the Company and Verizon, as amended (the “Original Agreement”).

The Amendment, among other things, provides for the migration of subscribers hosted by the Company to hosting infrastructure provided and maintained by Verizon (the “Hosting Services”) and modifies the pricing and fee structure to reflect the changes relating to the Hosting Services.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, filed as exhibit 10.1 to this Current Report on Form 8-K.

A copy of the press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2022, Synchronoss Technologies, Inc. (the “Company” or “Synchronoss”) announced the appointment of Louis W. Ferraro Jr., age 65, to serve as the Company’s Chief Financial Officer (“CFO”), effective November 2, 2022. Mr. Ferraro will succeed Taylor Greenwald, age 54, who was appointed as Chief Financial Officer, effective November 1, 2021. The Company and the Board of Directors of the Company (the “Board”) wish to thank Mr. Greenwald for his dedication and service to the Company as the CFO.

Mr. Ferraro has served as the Company’s Acting CFO since August 12, 2022, when Mr. Greenwald took an unpaid leave of absence to attend to health matters of a family member. Prior to serving as Acting CFO, Mr. Ferraro served as Executive Vice President of Financial Operations and Chief Human Resources Officer from May 2021 to August 12, 2022, taking on the additional role of Acting CFO for the period of August 9, 2021 through November 1, 2021, and as the Company’s Senior Vice President of Financial Operations from January 2018, when he joined the Company, until May 2021. Before joining the Company, Mr. Ferraro was a consultant with the Populus Group, a company providing financial and economic consultants to various businesses from June 2016 until October 2017. From 2014 through 2016, Mr. Ferraro was the Chief Operating Officer and Chief Financial Officer of BrandYourself.com, Inc. where he led the finance and operations team during a period of intense growth. From 2010 to 2014, Mr. Ferraro serviced as Chief Financial Officer of AWI/iMobile as well as Chief Executive Officer of the Magicpins.com business unit. From 2008 to 2010 her served as Chief Financial Officer of Vitaltrax.com. From 2004-2008, Mr. Ferraro was the senior vice president for IDT where he founded TuYo Mobile, a wireless MVNO. From 1991 to 2004, he held various positions with AT&T Mobility and prior to that he held various finance and operations positions at Verizon Wireless. Mr. Ferraro received a degree in business in Business Administration with a concentration in Accounting from Montclair State University in 1979 and earned his CPA in New Jersey. There are no family relationships among Mr. Ferraro and any other executive officers or directors of the Company and Mr. Ferraro does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to item 404(a) of Regulation S-K.

There were no changes to the base salary or target incentive cash bonus put into effect when Mr. Ferraro assumed the role of Acting CFO on August 12, 2022. In connection with Mr. Ferraro’s appointment, the Compensation Committee of the Board (“Compensation Committee”) granted him 25,000 time based restricted stock awards (“RSAs”), time-based option to purchase 25,000 shares of the Company’s common stock (“Options”) and 50,000 performance-based cash units. (the “Performance Units”). The RSAs were issued under the Company’s 2015 Equity Incentive Plan (the “Plan”) and will vest in equal installments on each anniversary of the grant date over a period of three years. The Options were issued under the Plan and have an exercise price per share equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on November 2, 2022 and will vest in equal installments on each anniversary of the grant date over a period of three years. The Performance Units will vest upon the approval of the Board or its Compensation Committee based upon whether the Company has met the required performance goals for the Company’s three-year performance period. At the time of vesting of the Performance Units, the Compensation Committee will pay Mr. Ferraro in either cash or shares of the Company’s common stock. The three year performance goals shall be established by the Board or its Compensation Committee at the time of the Company’s business plan for such period is determined.

A copy of the press release announcing the appointment of Mr. Ferraro as CFO is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
10.1*	Change Request No. 17 effective November 1, 2022 to SOW No. 1 Application Service Provider Agreement effective as of April 1, 2013 by and between the Registrant and Verizon Sourcing LLC.	x
99.1	Press Release of Synchronoss Technologies, Inc. dated November 7, 2022.	x
99.2	Press Release of Synchronoss Technologies, Inc. dated November 3, 2022.	x
________________________
* Certain portions of this agreement have been omitted because the omitted portions are both not material and consists of the type of information that the Registrant both customarily and actually treats as private and confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer
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